UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 15, 2017

PERNIX THERAPEUTICS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 793-2145

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the "Annual Meeting") of Pernix Therapeutics Holdings, Inc. (the "Company") held on November 15, 2017, the Company's stockholders approved the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan (the "Plan"). A summary of the Plan is set forth under the heading "Approval of 2017 Omnibus Incentive Plan" in the Company's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the "SEC") on September 27, 2017. That summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.

As stated in Item 5.02 above, the Company held its Annual Meeting on November 15, 2017. As of September 25, 2017, the record date for the Annual Meeting, there were 11,532,423 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 7,894,091, or 68.45%, were present in person or represented by proxy, which constituted a quorum. At the Annual Meeting, our stockholders (i) elected each nominee to serve as a Company director until the next annual meeting of stockholders, (ii) approved the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan, (iii) approved, on an advisory basis, the Company's executive compensation and (iv) ratified the selection of Cherry Bekaert LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017.

The final voting tabulation for the election of directors was as follows:

Nominee	Number of Votes For	Number of Votes Withheld	Broker Non-Votes
John A. Sedor	2,489,956	74,541	5,329,594
Dennis H. Langer	2,382,165	182,332	5,329,594
Gabriel Leung	2,386,116	178,381	5,329,594
John R. Leone	2,478,824	85,673	5,329,594
Douglas J. Swirsky	2,468,088	96,409	5,329,594

The final voting tabulation for the approval of the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan was as follows:

Proposal	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Approval of the Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan	2,081,173	459,165	24,159	5,329,594

The final voting tabulation for the approval, on an advisory basis, of the Company's executive compensation was as follows:

Proposal	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Approval, on an advisory basis, of the Company's executive compensation	1,946,079	502,515	115,903	5,329,594

The final tabulation for the ratification of the independent registered public accounting firm was as follows:

Proposal	Number of Votes For	Number of Votes Against	Abstentions	Broker Non-Votes
Ratification of Cherry Bekaert LLP	7,514,637	255,297	124,157	-

9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Pernix Therapeutics Holdings, Inc. 2017 Omnibus Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: November 15, 2017	By:	/s/ John A Sedor
/s/ John A Sedor
Chief Executive Officer